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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          August 13, 1999
                                                --------------------------------




                          INTELECT COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



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
            Delaware                                   0-11630                             76-0471342
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
     (State or other jurisdiction                    (Commission                          (IRS Employer
           of incorporation)                         File Number)                      Identification No.)



         1100 Executive Drive, Richardson, Texas                   75081
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        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code        (972) 367-2100
                                                  ------------------------------




                                       N/A
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         Intelect Communications, Inc. (the "Company") announced that effective August 13, 1999, it completed the recapitalization of its outstanding indebtedness and entered into an amended and restated credit facility to provide an additional borrowing capacity to the Company to fund future operations and provide working capital. The recapitalization involved the restructuring of certain indebtedness owed by the Company to its primary lenders--The Coastal Corporation Second Pension Trust ("Coastal"), and St. James Capital Partners, L.P. ("SJCP") and SJMB, L.P.("SJMB"; SJCP and SJMB collectively "St. James").

         Coastal converted $3 million of debt owed by the Company to Coastal into 2,777,778 shares of Common Stock (the "Coastal Repayment Shares") at an effective exchange price of $1.08. As part of the recapitalization, Coastal and the Company amended the Company's credit facility to increase the borrowing capacity under such facility to $12 million. The facility will continue to be secured by the stock of the Company's material subsidiaries (i.e., DNA Enterprises, Inc., Intelect Visual Communications Corp. and Intelect Network Technologies Company), as well as the Company's and the subsidiaries' accounts receivable and inventory. The borrowing base under the amended facility is 80% of the Company's "Eligible Accounts" and "Inventory" (each as defined in the credit facility), at the discretion of Coastal. The credit facility has an interest rate of "prime" (as defined) plus 3.5%, with interest being payable quarterly beginning on September 30, 1999. The maturity date of the credit facility was extended to July 31, 2000. All principal and any accrued interest on the facility is payable on the maturity date. If the Company's loan balance exceeds the borrowing base, Coastal may demand that the Company pay such excess amount to Coastal or deliver additional security to Coastal. In addition, if an "Eligible Account" is more than 90 days past due, Coastal may require the Company to pay down the balance of the outstanding loans by the amount past due or deliver additional security to Coastal. In connection with the amendment, the Company agreed to issue to Coastal a warrant (the "New Warrant") to purchase 1,073,077 shares of Common Stock at an exercise price of $1.30 and issued a repriced warrant (the "Repriced Warrant") to purchase 450,000 shares of Common Stock at an exercise price of $1.30 (the New Warrant and the Repriced Warrant collectively the "Coastal Warrants"). The amended facility contains certain covenants and agreements which prohibit the Company from (i) incurring any additional indebtedness, (ii) entering into agreements which restrict or prohibit the ability of the Company to place certain liens on the Company's property in favor of Coastal, (iii) declaring or paying any dividends or making any distributions on its capital stock (other than dividends or distributions payable in capital stock or dividends on its preferred stock) or from redeeming or repurchasing any of its capital stock (other than its preferred stock), (iv) incurring certain liens on the assets of the Company or its material subsidiaries, (v) transferring its material patents, copyrights, licenses, permits, and other rights necessary to conduct its business, (vi) entering into certain mergers or consolidations unless the surviving entity is in compliance with the covenants in the credit facility, assumes the obligations of the Company, and is organized in the United States, (vii) selling or


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transferring all or substantially all of its fixed assets (including those of its material subsidiaries), (viii) entering into certain plans of liquidation, and (ix) entering into certain sale and leaseback transactions. An event of default occurs in the event of certain defaults on other indebtedness, failure to pay the required principal and interest when due, the inaccuracy of any representations or warranties in the loan agreement or in any information furnished by the Company to Coastal which results in a material adverse effect, breaches of the covenants of the Company, certain events of bankruptcy, receivership, or assignments for the benefits of creditors, the discontinuation of the business of the Company's material subsidiaries, certain ERISA defaults, or defaults under the other loan documents.

         St. James agreed to exchange certain of the outstanding indebtedness which the Company owed to St. James for shares of Common Stock. SJCP agreed to accept an aggregate of 2,364,346 shares of Common Stock in repayment for $2 million of indebtedness owed to SJCP (the "Initial Exchange Shares"). In addition, upon the effectiveness of a registration statement on Form S-3 covering the resale of the shares of Common Stock, St. James will exchange an additional $1 million of indebtedness for Common Stock at a price equal to the lesser of $1.08 or 66 2/3% of the "Market Price" (defined as the average of the Closing Bid Prices as reported by Nasdaq on the date of determination) on the effective date of the S-3 (the "Mandatory Exchange Shares"). In addition, the Company and St. James also agreed that St. James will be entitled to exchange the remaining balance on the indebtedness owed to St. James into equity based on a price equal to the greater of $1.08 or 66 2/3% of the Market Price on the date of the exchange (the "Optional Exchange Shares"). The resale of the shares of common stock issuable to St. James and Coastal are covered by separate registration rights agreements which are attached as exhibits to this Form 8-K.

         In the case of St. James, the maximum number of shares which the Company is required to issue is subject to Nasdaq Rule 4406(i), which prohibits the Company from issuing shares of common stock equal to 20% or more of the outstanding common stock if the issuance price is less than book or market value absent stockholder approval (the "Nasdaq 20% Rule"). If the Company were to reach the maximum number of shares it could issue under the Nasdaq 20% Rule without obtaining stockholder approval, it agrees to use its best efforts to obtain such stockholder approval within 75 days after such occurrence.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information of the Business to Be Acquired:    N/A

     (c) Exhibits:

           Exhibit    Description of Exhibit
           -------    ----------------------
            10.1      Agreement to Amend Receivables and Inventory Backed Credit
                      Lines
            10.2      Amended and Restated Loan Agreement for Receivables and
                      Inventory Backed Borrowing dated as of August 13, 1999
                      between the Company and Coastal
            10.3      Promissory Note as amended and restated as of August 13,
                      1999 issued by the Company to Coastal
            10.4      Security and Pledge Agreement dated August 13, 1999 among
                      the Company, Intelect Visual Communications Corp.,
                      Intelect Network
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
                      Technologies Company, DNA Enterprises, Inc., and Coastal.
            10.5      Form of Warrant in favor of Coastal
            10.6      Registration Rights Agreement between the Company and
                      Coastal
            10.7      Repayment and Exchange Agreement between the Company and
                      St. James
            10.8      Registration Right Agreement between the Company and St.
                      James
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 INTELECT COMMUNICATIONS, INC.
                                                 -----------------------------
                                                          (Registrant)


Date:     August 17, 1999                           By: /s/ HERMAN M. FRIETSCH
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                                                             (Signature)
                                                   Herman M. Frietsch
                                                   Chairman of the Board and CEO


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                                  EXHIBIT INDEX


           Exhibit    Description of Exhibit
           -------    ----------------------
            10.1      Agreement to Amend Receivables and Inventory Backed Credit
                      Lines
            10.2      Amended and Restated Loan Agreement for Receivables and
                      Inventory Backed Borrowing dated as of August 13, 1999
                      between the Company and Coastal
            10.3      Promissory Note as amended and restated as of August 13,
                      1999 issued by the Company to Coastal
            10.4      Security and Pledge Agreement dated August 13, 1999 among
                      the Company, Intelect Visual Communications Corp.,
                      Intelect Network Technologies Company, DNA Enterprises,
                      Inc., and Coastal.
            10.5      Form of Warrant in favor of Coastal
            10.6      Registration Rights Agreement between the Company and
                      Coastal
            10.7      Repayment and Exchange Agreement between the Company and
                      St. James
            10.8      Registration Right Agreement between the Company and St.
                      James
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